SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                     [ ]  Confidential, For Use of the Commission Only
                                                          (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c)
     or Rule 14a-12

                        CENTRAL VIRGINIA BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)     Title of each class of securities to which transaction applies:
              ..................................................................
      (2)     Aggregate number of securities to which transaction applies:
              ..................................................................
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              ..................................................................
      (4)     Proposed maximum aggregate value of transaction:
              ..................................................................
      (5)     Total fee paid:
              ..................................................................

[ ]   Fee paid previously with preliminary materials.
              ..................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)     Amount previously paid:
              ..................................................................
      (2)     Form, Schedule or Registration Statement no.:
              ..................................................................
      (3)     Filing Party:
              ..................................................................
      (4)     Date Filed:
              ..................................................................

                        CENTRAL VIRGINIA BANKSHARES, INC.



Dear Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders of Central Virginia Bankshares, Inc. ("CVB"), which will be held on Thursday, April 30, 1998, at 10:30 a.m., at the main offices of Central Virginia Bank located at 2501 Anderson Highway, Powhatan, Virginia, for the following purposes:

         (1)      to elect three directors for a term of three years;

         (2)      to approve CVB's 1998 Incentive Plan; and

         (3) to transact such other business as may properly come before the meeting.

         Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the attached proxy card in the enclosed postage paid return envelope. If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

         The Board of Directors and management of CVB appreciate your continued support and look forward to seeing you at the Annual Meeting.

                                  Sincerely yours,



                                  RALPH LARRY LYONS
                                  President and
                                  Chief Executive Officer

Powhatan, Virginia
March 30, 1998

                        CENTRAL VIRGINIA BANKSHARES, INC.
                              2036 New Dorset Road
                                   P.O. Box 39
                          Powhatan, Virginia 23139-0039


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on April 30, 1998


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Central Virginia Bankshares, Inc. ("CVB") will be held at the main offices of Central Virginia Bank, 2501 Anderson Highway, Powhatan, Virginia, on April 30, 1998, at 10:30 a.m. for the following purposes:

         (1) to elect three directors for a term of three years and until their respective successors are elected and qualified;

         (2)      to approve CVB's 1998 Incentive Plan; and

         (3) to transact such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

         The Board of Directors has fixed the close of business on March 6, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Garland L. Blanton, Jr.
                                    Secretary

Powhatan, Virginia
March 30, 1998

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                        CENTRAL VIRGINIA BANKSHARES, INC.

                                   ____________

                                 PROXY STATEMENT
                                   ____________


                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 30, 1998



                               GENERAL INFORMATION

         This Proxy Statement is furnished to holders of common stock, $2.50 par value per share ("Common Stock"), of Central Virginia Bankshares, Inc. ("CVB") in connection with the solicitation of proxies by the Board of Directors (the "Board") of CVB to be used at the Annual Meeting of Shareholders to be held on April 30, 1998, at 10:30 a.m. at the main offices of Central Virginia Bank, and any adjournment thereof (the "Annual Meeting").

         The approximate date on which this Proxy Statement, the accompanying proxy card and Annual Report to Shareholders (which is not part of CVB's soliciting materials) are being mailed to CVB's shareholders is March 30, 1998. In addition to solicitation by mail, officers and regular employees of CVB may solicit proxies in person or by telephone. The cost of soliciting proxies will be borne by CVB.

         The proxy solicited hereby, if properly signed and returned to CVB and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the slate of director nominees set forth on the proxy and described herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of CVB (Garland L. Blanton, Jr., Secretary, Central Virginia
Bankshares,  Inc.,  2036  New  Dorset  Road,  P.O.  Box 39,  Powhatan,  Virginia
23139-0039);  (ii)  submitting a duly  executed  proxy  bearing a later date; or
(iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

         Only shareholders of record at the close of business on March 6, 1998 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 953,638 shares of Common Stock issued and outstanding and 1,544 record holders. Each share of Common Stock is entitled to one vote at the Annual Meeting. CVB had no other class of equity securities outstanding at the Record Date.

                  ELECTION OF DIRECTORS; SECURITY OWNERSHIP OF
                    MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Election of Directors; The Nominees

         The Articles of Incorporation and Bylaws of CVB provide that the Board shall fix the number of directors of CVB and that such directors shall be divided into three classes as nearly equal in number as possible. Currently, the number of directors is fixed at eight. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. The following table sets forth the names of the current directors, the class to which they belong, and the years in which their terms of office will expire:

        Class C                     Class B                      Class A
        1998(1)                       1999                        2000

Charles W. Binford        Ralph Larry Lyons             Elwood C. May
John B. Larus             Garland L. Blanton, Jr.       Charles B. Goodman
James T. Napier           Fleming V. Austin

-------------------

         (1) These three directors are the nominees for election at the Annual Meeting for a three-year term expiring in 2001 and until their successors are elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

The Board of Directors

         Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the three nominees listed above. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board. At this time, the Board knows no reason why any of the nominees listed above may not be able to serve as a director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the meeting.

         In the election of directors, those nominees receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director.

         There is set forth hereafter as to each of the nominees, and the remaining directors who will continue to serve, certain information including age, principal occupation and, as of February 28, 1998, information respecting beneficial ownership of Common Stock. The date shown for first election as a director in the information below represents the year in which the nominee or continuing director was first elected to the Board of CVB or previously to the Board of Central Virginia Bank (the "Bank"). Unless otherwise indicated, the business experience and principal occupations shown for each nominee or continuing director has extended five or more years.

Ralph Larry Lyons, 49, has been a director since 1983.
         Mr. Lyons is President and Chief Executive Officer of CVB and the Bank.

Garland L. Blanton, Jr., 67, has been a director since 1985.
         Mr. Blanton is the retired President/Manager of Blanton & Pleasants Hardware, Inc., a hardware retailer located in Cartersville, Virginia. He also serves as Secretary of CVB.

Fleming V. Austin, 66, has been a director since 1993.
         Mr. Austin is a retired executive vice president of CVB and the Bank.

Elwood C. May, 57, has been a director since 1973.
         Mr. May is the owner/operator of Flatrock Hardware, Inc., a hardware retailer located in Powhatan, Virginia.

Charles B. Goodman, 71, has been a director since 1978.
         Mr. Goodman is President of Goodman Truck & Tractor Co., Inc., a truck, tractor, and equipment dealer located in Amelia County, Virginia.

Charles W. Binford, 78, has been a director since 1973.
         Mr. Binford is a retired partner in A.G. Smith & Co., a general merchandise store located in Maidens, Virginia, and the retired postmaster of Maidens, Virginia.

John B. Larus, 69, has been a director since 1973.
         Mr. Larus serves as Chairman of the Boards of Directors of CVB and the Bank. He is a managing partner in Stony Point Estates.

John T. Napier, 45, has been a director since 1997.
         Mr. Napier is President of Napier Old Colony Realtors which has its main office in Chesterfield County and has branch offices serving Powhatan, Hanover and Henrico Counties and the City of Richmond. Mr. Napier has been President of the firm since 1991 and has been involved in the real estate business since 1976.

         Other than Mr. Blanton and Mr. Goodman, who are brothers-in-law, there are no family relationships among the officers and directors of CVB.

Security Ownership of Management

         The following table sets forth information as of February 28, 1998, regarding the beneficial ownership of Common Stock by all directors and nominees, by its President and Chief Executive Officer, and by all directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

                                     Common Stock
         Name                     Beneficially Owned          Percent of Class
         ----                     ------------------          ----------------
 Directors
 ---------
 Fleming V. Austin(1)                    2,359                      .25%
 Charles W. Binford(2)                  10,539                     1.11%
 Garland L. Blanton, Jr.(3)              2,859                      .30%
 Charles B. Goodman(4)                   5,759                      .60%
 John B. Larus(5)                       16,087                     1.69%
 Ralph Larry Lyons(6)                   12,628                     1.32%
 Elwood C. May(7)                        3,853                      .40%
 James T. Napier                           334                      .04%

 All present executive officers and
 directors as a group (12 persons)      57,144                     5.99%

--------------------

(1) Includes 992 shares owned by Mr. Austin and his wife as joint tenants and 746 shares owned by his wife.

(2) Includes 1,016 shares owned by Mr. Binford and his wife as joint tenants and 547 shares owned by his wife.

(3) Includes 1,850 shares owned by Mr. Blanton and his wife as joint tenants and 409 shares owned by his wife.

(4) Includes 1,689 shares owned by Mr. Goodman and his wife as joint tenants and 2,922 shares owned by his wife.

(5)    Includes 6,000 shares owned by Mr. Larus' wife.

(6) Includes 1,956 shares owned by Mr. Lyons and his wife as joint tenants, 829 shares owned by Mr. Lyons' minor son, and 1,850 shares owned by his wife.

(7)    Includes 2,316 shares owned by Mr. May and his wife as joint tenants.

Security Ownership of Certain Beneficial Owners

         Management does not believe that any shareholder beneficially owns more than 5% of the outstanding shares of Common Stock as of February 28, 1998.

The Board of Directors and Its Committees

         Meetings of the Board of Directors are held regularly each month, and there is also an organizational meeting following the Annual Meeting of Shareholders. The Board held 13 meetings in the year ended December 31, 1997. For such year, none of CVB's eight directors attended fewer than 75% of the aggregate number of Board meetings and meetings of committees of which the respective directors are members.

         The Board of Directors has an Audit Committee and a Compensation Committee.

         The Audit Committee consists of Messrs. Blanton, Goodman and Napier. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and for the establishment, and the assurance of the adherence to, a system of internal controls. It reviews and accepts the reports of CVB's independent auditors and federal examiners. The Audit Committee met two times during the year ended December 31, 1997.

         The Compensation Committee consists of Messrs. Austin, Binford and Larus. The Compensation Committee is responsible for reviewing and approving salary grade levels for the Bank as well as recommended salary increases. The Compensation Committee met once during the year ended December 31, 1997.

         The full Board of Directors acts as a nominating committee.

         Under CVB's Bylaws, notice of a proposed nomination complying with certain specified requirements must be received by CVB not less than 60 nor more than 90 days prior to any meeting of shareholders called for the election of directors, provided in each case that if fewer than 70 days' notice of the meeting is given to shareholders, such written notice shall be received not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders.

         The Bylaws of CVB require that the shareholder's notice set forth as to each nominee (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of CVB that are beneficially owned by such nominee, and (iv) any other information relating to such nominee that is required under federal securities laws to be disclosed in solicitations of proxies for the election of directors, or is otherwise required (including, without limitation, such nominee's written consent to being named in a proxy statement as nominee and to serving as a director if elected). The Bylaws of CVB further require that the shareholder's notice set forth as to the shareholder giving the notice (i) the name and address of such shareholder, and (ii) the class and amount of such shareholder's beneficial ownership of CVB capital stock. If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the annual meeting may determine that such shareholder's nomination should not be brought before the annual meeting and that such nominee shall not be eligible for election as a director of CVB.

Executive Officers Who Are Not Directors

         Joseph B. Keesee (age 55) is a Vice President and Senior Loan Officer. Prior to joining CVB in 1995, he was Executive Vice President and Senior Lender with Premier Bank, Wytheville, Virginia, for five years. Prior to joining Premier Bank, he was Executive Vice President and Chief Executive Officer of Rappahannock National Bank, Washington, Virginia, for two years, and a Senior Vice President with Central Fidelity Bank in Culpeper, Virginia, for 19 years. Mr. Keesee has 28 years of banking experience.

         Judy M. Reynolds (age 36) is a Vice President of CVB. She serves as branch manager of the Main Office in Powhatan and as branch coordinator. Ms. Reynolds has been employed by CVB for 18 years.

         Dawn Z. Bradley (age 42) is a Vice President of CVB and is responsible for marketing and construction and development lending for the Bank. Prior to joining CVB in 1992, Ms. Bradley was a Vice President at Peoples Bank of Virginia as the senior commercial lender.

         F. William Kidd (age 51) is a Vice President and the Cashier of the Bank. Mr. Kidd has been with CVB for 14 years and is presently responsible for the computer operations and bookkeeping areas of the Bank.
Mr. Kidd also serves as the security officer for CVB.

                                  REMUNERATION

Summary of Cash and Certain Other Compensation

         The following table shows, for the fiscal years ended December 31, 1997, 1996 and 1995, the cash compensation paid by CVB, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer of CVB in all capacities in which he served:

                           Summary Compensation Table

                                                             Annual Compensation
                                                     -------------------------------------
                                                                                                All Other
           Name and                                                                           Compensation
      Principal Position                Year              Salary ($)       Bonus ($)             ($) (a)
      ------------------                ----              ----------       ---------             -------

Ralph Larry Lyons                       1997                 120,900         2,325               12,090
President, Chief Executive              1996                 111,800         2,125               11,180
Officer and Director                    1995                 103,480         1,990               10,348
----------------

(a)    Consists of contributions to the Profit Sharing/Retirement Plan.

Options Grants in Last Fiscal Year

         There were no grants of stock options to the executive officers during the fiscal year ended December 31, 1997.

Option Exercises and Holdings

          There were no options held by the Chief Executive Officer at December 31, 1997. The following table sets forth information with respect to exercised and unexercised options held by such officer as of the end of the fiscal year:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUE

                                                             Number of unexercised          Value of unexercised
                         Shares acquired       Value               options at             in-the-money options at
         Name            on exercise (#)   realized ($)      December 31, 1997 (#)          fiscal year end ($)

Ralph Larry Lyons              937          $13,821(1)                -0-                          $ -0-
----------------------

(1) Mr. Lyons exercised an option to acquire 937 shares of Common Stock on July 8, 1997. The last sale price on the Common Stock on July 8, 1997 as reported on The Nasdaq Stock MarketSM was $23.75.

Directors' Fees

         Directors, including directors who are officers of CVB, received fees of $600 for each meeting of the Board attended and $100 for each committee meeting attended during fiscal 1997.

Certain Transactions

         Some of the directors and officers of CVB, and some of the corporations and firms with which these individuals are associated, are also customers of the Bank in the ordinary course of business, or are indebted to the Bank with respect to loans. It is also anticipated that some of the persons, corporations and firms will continue to be customers of, and indebted to, the Bank on a similar basis in the future. All loans extended to such persons, corporations and firms were made in the ordinary course of business, did not involve more than normal collection risk or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral as those prevailing at the same time for comparable Bank transactions with unaffiliated persons. No such loan as of December 31, 1997 was non-accruing, past due or restructured. At December 31, 1997, the aggregate amounts of loans outstanding to all directors and officers of the Bank and members of their immediate families were approximately $1,797,346.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10% of the Common Stock of the Company, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of common stock. Officers and directors are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during 1997, all filing requirements applicable to its officers and directors were complied with.

                       APPROVAL OF THE 1998 INCENTIVE PLAN

Introduction

         On February 10, 1998, the Board of Directors of CVB approved the 1998 Incentive Plan (the "Incentive Plan"). The Incentive Plan is intended to provide a means for selected key employees and directors of CVB to increase their personal financial interest in CVB, thereby stimulating the efforts of these employees and directors and strengthening their desire to remain with CVB. References to "CVB" in this section will include any subsidiary corporation.

         The principal features of the Incentive Plan are summarized below. The summary is qualified by reference to the complete text of the Incentive Plan which is attached as Exhibit A.

General

         The Incentive Plan authorizes the issuance of up to 95,000 shares of Common Stock to assist CVB in recruiting and retaining key management personnel. The Incentive Plan will permit the grant of Incentive Stock Options and Non-Qualified Stock Options to directors and eligible officers and key employees upon such terms as the Board of Directors may determine, consistent with the terms of the Incentive Plan. No stock options have been issued yet under the Incentive Plan and the benefits received by directors and employees of CVB are not determinable.

Administration

         The Incentive Plan will be administered by the Board of Directors. The Board of Directors has the sole discretion, subject to certain limitations, to interpret the Incentive Plan; to select Incentive Plan participants; to determine the type, size, terms and conditions of awards under the Incentive Plan; to authorize the grant of such awards; and to adopt, amend and rescind rules relating to the Incentive Plan. All determinations of the Board of Directors are conclusive. All expenses of administering the Incentive Plan will be borne by CVB.

Eligibility

         Any director, officer or employee of CVB or its subsidiaries who, in the judgment of the Board of Directors, has contributed significantly or can be expected to contribute significantly to the profits or growth of CVB or a subsidiary is eligible to participate in the Incentive Plan.

Individual Agreements

         The Committee has broad authority to fix the terms and conditions of the individual agreements with participants. All awards granted under the Plan are intended to comply with the applicable requirements of Rule 16b-3 promulgated under the Exchange Act, which exempts, grants and awards under qualifying employee benefit plans from certain "short-swing" profit recovery provisions of the Exchange Act.

Shares Available

         Subject to the provisions of the Incentive Plan providing for proportional adjustments in the event of various changes in the capitalization of CVB, no more than 95,000 shares of authorized but unissued Common Stock may be issued pursuant to the Incentive Plan. Any shares of Common Stock subject to an Incentive Stock Option or Non-Qualified Stock Option that are not issued prior to the expiration of such awards will again be available for award under the Incentive Plan.

Incentive Stock Options and Non-Qualified Stock Options ("Options")

         The Board of Directors may authorize the grant of either Incentive Stock Options ("ISOs"), as defined under Section 422 of the Internal Revenue Code of 1986, as amended, or Non-Qualified Stock Options ("NQSOs"), which are subject to certain terms and conditions including the following: (1) the option price per share will be determined by the Board of Directors, but for ISOs will not, in any event, be less than 100 percent of the fair market value of Common Stock on the date that the Option is granted; (2) the term of the Option will be fixed by the Board of Directors, but the maximum period in which an ISO may be exercised shall not, in any event, exceed ten years from the date that the ISO is granted; (3) Options will not be transferable other than by will or the laws of descent and distribution; (4) the purchase price of Common Stock issued upon exercise of an Option will be paid in full to CVB at the time of the exercise of the Option in cash, or at the discretion of the Board of Directors, by surrender to CVB of previously acquired shares of Common Stock, which will be valued at the fair market value of such shares on the date preceding the date that the Option is exercised; (5) an Option may expire upon termination of employment or within a specified period of time after termination of employment as provided by the Board of Directors; (6) the aggregate fair market value (determined on the date of grant) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year shall not exceed $100,000; and (7) the Board of Directors may elect to cash out all or part of the portion of any Option to be exercised by a participant by payment in cash or Common Stock of an amount determined in accordance with the Plan.

Change of Control

         At the discretion of the Board of Directors, in the event of a Change in Control, any outstanding Option may become fully exercisable and vested to the full extent of the original grant. Under the Incentive Plan, a "Change of Control" shall be deemed to have taken place if: (i) a third person, excluding certain directors of CVB, but including a "group" as defined in Section 13(d)(3) of the Exchange Act becomes the beneficial owner of shares of Common Stock having 20% or more of the total number of votes that may be cast for the election of directors of CVB, or (ii) as the result of, or in connection with, any cash or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of CVB before the Transaction shall cease to constitute a majority of the Board of Directors of CVB or any successor to CVB.

Amendment or Termination

         The Board of Directors may amend or terminate the Incentive Plan; however, no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Options, (ii) materially increases the benefits to participants under the Incentive Plan, or (iii) materially changes the requirements as to eligibility for participation in the Incentive Plan. No amendment shall, without a participant's consent, adversely affect any rights of such participant under any Option outstanding at the time that such amendment is made. No amendment shall be made if it would disqualify the Incentive Plan from the exemption provided by Rule 16b-3.

Duration of Plan

         No Option may be granted under the Incentive Plan after February 10, 2008.

Tax Status

         Under current Federal income tax laws, the principal Federal tax consequences to participants and to CVB of the grant and exercise of ISOs and NQSOs, pursuant to the provisions of the Incentive Plan, are summarized below.

         Incentive Stock Options. An employee will generally not recognize income on receipt or exercise of an ISO so long as he or she has been an employee of CVB or its subsidiaries from the date the option was granted until three months before the date of exercise; however, the amount by which the fair market value of Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds Common Stock received upon exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, CVB may not deduct any amount in connection with the ISO.

         In contrast, if an employee exercises an ISO but does not satisfy the holding period requirements with respect to Common Stock acquired on exercise, the employee generally will recognize ordinary income in the year of the disposition equal to the excess, if any, of the fair market value of Common Stock on the date of exercise over the option price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long-or short-term capital gain (as applicable). If, however, the fair market value of Common Stock on the date of disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on disposition and the option price. In either event, CVB will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the premature disposition.

         Non-Qualified Stock Options. NQSOs granted under the Incentive Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of Common Stock on the exercise date. CVB will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE 1998 INCENTIVE PLAN. AN AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

                                    AUDITORS

         The Board has appointed Mitchell, Wiggins & Co., independent certified public accountants, to perform the audit of CVB's financial statements for the year ending December 31, 1998. Representatives from Mitchell, Wiggins & Co. will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

                              SHAREHOLDER PROPOSALS

          Any proposal which a shareholder wishes to have presented at the next annual meeting of shareholders, to be held in April 1999, must be received by CVB no later than November 27, 1998. If such proposal complies with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth in the form of proxy issued for the next Annual Meeting of Shareholders. It is urged that any such proposals be sent to the Secretary of CVB by certified mail, return receipt requested.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of CVB's Annual Report to Shareholders for the year ended December 31, 1997 accompanies this Proxy Statement. Additional copies may be obtained by written request to the Secretary of CVB at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, CVB WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO GARLAND L. BLANTON, JR., SECRETARY, CVB, 2036 NEW DORSET ROAD, P.O. BOX 39, POWHATAN, VIRGINIA 23139-0039. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                  OTHER MATTERS

         The Board of Directors of CVB is not aware of any other matters that may come before the Annual Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

                                                                       EXHIBIT A

                        CENTRAL VIRGINIA BANKSHARES, INC.
                               1998 INCENTIVE PLAN

                                    ARTICLE I
                                   Definitions

         1.01 Affiliate means subsidiary of the Company. For this purpose, "subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option one or more of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in such corporation.
         1.02 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Option granted to such Participant.
         1.03    Board means the Board of Directors of the Company.
         1.04 Code means the Internal Revenue Code of 1986 and any amendments thereto.
         1.05    Common Stock means the common stock of the Company.
         1.06    Company means Central Virginia Bankshares, Inc.
         1.07 Fair Market Value means, on any given date, (i) the last sales price of Common Stock as reported on The Nasdaq National Market System or, if the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was so traded, or (ii) in the event the Board determines that the last sales price for the Common Stock is not available or does not provide an accurate measure of Fair Market Value, such other amount as the Committee shall determine based upon a good faith method of valuation to be the Fair Market Value.
         1.08 Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.
         1.09 Participant means an employee or Director of the Company or of an Affiliate who satisfies the requirements of Article IV and is selected by the Board to receive an Option.
         1.10    Plan means the  Central  Virginia  Bankshares,  Inc.  Incentive
Plan.

                                   ARTICLE II
                                    Purposes

         The Plan is intended to foster and promote the long-term growth and financial success of the Company and its Affiliates by assisting the Company in recruiting and retaining Directors and key employees with ability and initiative by enabling individuals who contribute significantly to the Company or an Affiliate to participate in its future success and to associate their interests with those of the Company. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes. The Plan is not expected to have any material effect on the value of issued and outstanding shares of the Company's Common Stock.
         The Plan is intended to enable stock options granted under the Plan to qualify as incentive stock options ("Incentive Stock Options") under Section 422A of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

                                   ARTICLE III
                                 Administration

         The Plan shall be administered by the Board. The Board shall have authority to grant Options upon such terms (not inconsistent with the provisions of this Plan) as the Board may consider appropriate. Such terms may include conditions (in addition to those contained in the Plan) on the exercisability of all or any part of an Option. In addition, the Board shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board. Any decision made, or action taken, by the Board in connection with the administration of this Plan shall be final and conclusive. No member of the Board shall be liable for any act done in good faith with respect to this Plan or any Agreement or Option. All expenses of administering this Plan shall be borne by the Company.

                                   ARTICLE IV
                                   Eligibility

         4.01 General. Any Director or employee of the Company or of any Affiliate (including any corporation that becomes an Affiliate after the adoption of this Plan) who, in the judgment of the Board, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate may receive one or more Options.
         4.02 Grants. The Board shall designate individuals to whom Options are to be granted and will specify the number of shares of Common Stock subject to each grant. All Options granted under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Board may adopt.

                                    ARTICLE V
                             Shares Subject to Plan

         Upon the exercise of any Option, the Company may deliver to the Participant authorized but unissued Common Stock. The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Options under this Plan is 95,000 subject to the adjustment as provided in Article XII. If an Option is cancelled by mutual agreement of the Company and a Participant or terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options to be granted under this Plan.
                                   ARTICLE VI
                            Tax Character of Options

         The Board shall have the discretion to designate whether Options shall be Incentive Stock Options or non-statutory options. To the extent that an Option exceeds the limitation described in Article X, the Option shall not be an Incentive Stock Option.

                                   ARTICLE VII
                                      Price

         The price per share paid by a Participant for Common Stock purchased on the exercise of an Incentive Stock Option shall be equal to the Fair Market Value per share of the Company's Common stock on the date the Option is granted. In the discretion of the Board, the price per share paid by a Participant in connection with a non-statutory stock Option may be less then at the Fair Market Value per share of the Company's Common Stock on the date the Option is granted.

                                  ARTICLE VIII
                               Exercise of Options

         8.01 Maximum Option Period. No Option shall be exercisable after the expiration of ten years from the date Option was granted. The Board, at the time of grant, may direct that an Option be exercisable for a period of less than such maximum period.
         8.02 Nontransferability. Any Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of the Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.
         8.03 Employee Status. In the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Board may decide in each case to what extent leaves of absences for governmental or military service, illness, temporary disability, or other reason shall not be deemed interruptions of continuous employment.

                                   ARTICLE IX
                          Method of Exercise of Options

         9.01 Exercise. Subject to the provision of Articles VIII and XIII, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Board shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares equal to or less than the full number for which the Option could be exercised. Any partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to remaining shares subject to the Option.
         9.02 Payment. Payment of the Option price shall be made in cash or a cash equivalent acceptable to the Board or, unless an Agreement provides otherwise, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Company. If Common Stock is used to pay all or part of the Option price, the shares surrendered must have a Fair market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof.
         9.03 Shareholder rights. No Participant shall, as a result of receiving an Option, have any rights as a shareholder until the date he exercises such Option.

                                    ARTICLE X
                     Limitations on Incentive Stock Options

         No Incentive Stock Option shall be granted to any optionee which would cause the aggregate Fair Market Value of the stock with respect to which Incentive Stock Options are exercisable by such optionee for the first time during any calendar year to exceed $100,000. For the purposes of this Article, Incentive Stock Options include all Incentive Stock Options under plans of the Company and its Affiliates.

                                   ARTICLE XI
                                Change in Control

         11.01 Options. Each Option that is outstanding on a Control Change Date shall be exercisable in whole or in part on that date and thereafter during the remainder of the option period stated in the Agreement. In lieu of exercising an Option, a Participant may elect, by written notice to the Company within sixty days after the Change in Control Date, to receive, in exchange for the cancellation of the Option or any portion thereof, a cash payment equal to the difference between the Fair Market value of the number of shares for which the Option is cancelled and the aggregate option price of those shares.
         11.02 Change in Control. A Change in Control occurs if, after the date of the Agreement, (i) any person who is not a Director of the Company on the date that this Plan is adopted by the shareholders of the Company, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the owner or beneficial owner of Company securities having 20% or more of the combined voting power of the then outstanding Company securities that may be cast for the election of the Company's directors (other than as a result of an issuance of securities initiated by the Company, or open market purchases approved by the Board, as long as the majority of the Board approving the purchases is a majority at the time the purchases are made); or (ii) as the direct or indirect result of, or in connection with, a cash tender or exchange offer, a merger or other business combination, a sale of assets, a contested election, or any combination of these transactions, the persons who were Directors of the Company before such transactions cease to constitute a majority of the Company's Board, or any successor's board, within two years of the last of such transactions; or (iii) with respect to a Participant employed by an Affiliate, an event occurs with respect to the employer such that, after the event, the employer is no longer an Affiliate and the Participant is not longer employed by the Company or an Affiliate. For purposes of this Agreement, the Control Change Date is the date on which an event described in (i), (ii) or
(iii) occurs. If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

                                   ARTICLE XII
                     Adjustment Upon Change in Common Stock

         Should the Company effect one or more stock dividends, stock split-ups, subdivisions or consolidations of shares, the number of shares as to which Options may be granted under this Plan shall be proportionately adjusted and the terms of Options shall be adjusted as the Board shall determine to be equitably required. Any determination made under this Article XII by the Board shall be final and conclusive.
         The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, Options.

                                  ARTICLE XIII
              Compliance with Law and Approval of Regulatory Bodies

         No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, an no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitations, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option is exercised may bear such legends and statements as the Board may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Board may deem advisable from regulatory bodies having jurisdiction over such matters.

                                   ARTICLE XIV
                               General Provisions

         14.01 Effect of Employment. Neither the adoption of this Plan, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.
         14.02 Unfunded Plan. The Plan, insofar as it provides for grants shall be unfunded, and neither the Company nor any Affiliate shall be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company or an Affiliate to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company or an Affiliate shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company or an Affiliate.
         14.03 Rules of Construction. Headings are given to the articles of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulations, or other provision of law shall be construed to include any amendment to or successor of such provision of law.

                                   ARTICLE XV
                                    Amendment

         The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Options, (ii) materially increases the benefits accruing to Participants under the Plan, or (iii) materially changes the class of employees eligible to become Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under an Option outstanding at the time such amendment is made.

                                   ARTICLE XVI
                                Duration of Plan

         No Option may be granted under this Plan after February 10, 2008. Options granted before such date shall remain valid in accordance with their terms.

                        CENTRAL VIRGINIA BANKSHARES, INC.
                              2036 New Dorset Road
                                  P. O. Box 39
                          Powhatan, Virginia 23139-0039

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                    Proxy Solicited by the Board of Directors

     The undersigned hereby constitutes Garland L. Blanton, Jr. and Fleming V. Austin or any one of them, attorneys and proxies, with power of substitution in each, to act for the undersigned with respect to all shares of Common Stock of Central Virginia Bankshares, Inc. ("CVB") held of record by the undersigned on March 6, 1998, at the Annual Meeting of Shareholders to be held at the main offices of Central Virginia Bank, 2501 Anderson Highway, Powhatan, Virginia, on Thursday, April 30, 1998, at 10:30 a.m., or any adjournment thereof, for the following purposes:

                              _          _             _
1.   Election of Directors   |_| FOR    |_| WITHHOLD  |_| FOR ALL EXCEPT

             Charles W. Binford, John B. Larus and James T. Napier

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

________________________________________________________________________________


                                              _         _             _
2.   To approve CVB's 1998 Incentive Plan.   |_| FOR   |_| AGAINST   |_| ABSTAIN

3.   To vote on such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.

     Please sign your name exactly as it appears on the stock certificate. All of several joint owners should sign. Fiduciaries should give full title.


                                          ______________________________________
                                                       Signature

                                          ______________________________________
                                                       Date

                                          ______________________________________
                                                       Signature

                                          ______________________________________
                                                       Date